                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 17
Dividend Reinvestment Plan....................... 22

VKV SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February
5, 1997, Morgan Stanley Group Inc. and                  [photo]
Dean Witter, Discover & Co. announced     DENNIS J. MCDONNELL AND DON G. POWELL
their agreement to merge, and you
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW

    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.

FUND STRATEGY

    In managing the Trust, we maintained a concentration of high-quality bonds. As of April 30, approximately 61 percent of the Trust's long-term investments were rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. Most of the AAA-rated bonds are insured securities, which are extremely liquid and provide the potential for safety of principal. These bonds have tended to perform better when interest rates are falling, which was not the case for most of the period. Approximately 14 percent of long-term investments were rated AA or A, and 18 percent were rated BBB, the lowest credit rating Standard & Poor's assigns to bonds in the investment-grade category. In addition, approximately 7 percent of long-term investments were below investment grade or non-rated.

                            [CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as a Percentage of Long-Term Investments as of April 30, 1997

AAA............... 60.7%
AA................  8.8%
A.................  5.7%
BBB............... 18.0%
BB................  6.3%
Non-Rated.........  0.5%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover was moderate during the period because market conditions offered few opportunities to add value over existing holdings. The average yields of bonds in the portfolio were higher than current market yields. Activity was also limited by the tight spreads between yields of AAA-rated bonds and lower-rated bonds. These spreads have remained narrow due to the increasing number of insured bonds in the municipal market. As a result, there was often not enough yield reward to justify the additional credit risk of purchasing lower-rated securities.
    We sold bonds that had become relatively expensive and used the proceeds of these sales to purchase long-term discount bonds that had appreciation potential. (A bond that is priced at its face value is selling at par. If it is priced below par, it is selling at a discount. Conversely, a bond priced above par is selling at a premium.) As a result of tight yield spreads in the market, purchases favored new long-term AAA-rated issues that could enhance the call protection of the Trust. In other words, we hope to lessen the concentration of bonds that can be called at any one time. When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this

                                                         Continued on page three

"bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    We maintained a short duration during this period of rising interest rates in order to potentially reduce the Trust's volatility to rate increases. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's portfolio duration stood at 7.26 years compared to 8.10 years for the Lehman Brothers Municipal Bond Index benchmark.

                                 [BAR GRAPH]
Six-month Dividend History
For the Period Ended April 30, 1997

  Distribution per Share
Nov 1996                $.0675
Dec 1996                $.0675
Jan 1997                $.0675
Feb 1997                $.0675
Mar 1997                $.0675
Apr 1997                $.0675

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital Value Municipal Income Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended April 30, 1997, the Trust generated a total return at market price of 5.35 percent(1). The Trust offered a tax-exempt distribution rate of 6.42 percent(3), based on the closing common stock price of $12.625 per share on April 30, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 10.03 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 11.7 percent discount to its net asset value of $14.29.

                                                          Continued on page four

          TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS OF APRIL 30, 1997*

                    Health Care....................... 19.3%
                    Industrial Revenue................ 12.0%
                    General Purpose.................... 9.3%
                    Public Building.................... 9.3%
                    Higher Education................... 8.4%

                    *As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

            VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKV)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)............    5.35%
Six-month total return based on NAV(2).....................    1.33%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    6.42%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................   10.03%

 SHARE VALUATIONS

Net asset value............................................  $ 14.29
Closing common stock price.................................  $12.625
Six-month high common stock price (03/11/97)...............  $13.000
Six-month low common stock price (12/11/96)................  $11.875
Preferred share (Series A) rate(5).........................   4.000%
Preferred share (Series B) rate(5).........................   3.700%
Preferred share (Series C) rate(5).........................   3.689%
Preferred share (Series D) rate(5).........................   3.750%
Preferred share (Series E) rate(5).........................   3.950%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  2.5%
$ 3,815   Alabama Agricultural & Mechanical Univ Rev (MBIA
          Insd)............................................    6.500%   11/01/25  $  4,098,950
  5,000   Birmingham Baptist Med Cent AL Spl Care Fac Fin
          Auth Rev (MBIA Insd).............................    5.750    11/15/10     5,080,000
  2,650   Huntsville, AL Hlthcare Auth Hlthcare Fac Rev
          Ser A (MBIA Insd)................................    6.375    06/01/22     2,766,839
  2,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg..................    6.950    01/01/20     2,116,140
                                                                                  ------------
                                                                                    14,061,929
                                                                                  ------------
          ALASKA  0.2%
  1,000   North Slope Borough, AK Ser B (FSA Insd).........    7.500    06/30/01     1,100,180
                                                                                  ------------
          ARIZONA  1.0%
  4,990   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)......    7.250    07/15/10     5,503,920
                                                                                  ------------
          CALIFORNIA  11.8%
    980   California Hsg Fin Agy Rev Home Mtg Ser B1.......    6.300    08/01/08     1,016,015
  1,660   California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser B (GNMA Collateralized)..............    7.750    09/01/26     1,853,324
  1,500   California St Pub Wks Brd Lease Rev Dept of
          Corrections Monterey Ser A (MBIA Insd)...........    6.400    11/01/10     1,614,405
  6,000   California St Pub Wks Brd Lease Rev Dept of
          Corrections St Prisons Ser A Rfdg (AMBAC Insd)...    5.250    12/01/13     5,796,720
  2,000   California St Pub Wks Brd Lease Rev Dept of
          Corrections St Prisons Ser A Rfdg (AMBAC Insd)...    5.000    12/01/19     1,833,980
  1,000   Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev
          Ser A............................................    6.500    01/01/32     1,029,890
  2,000   Fresno, CA Hlth Fac Rev Holy Cross Hlth Sys Saint
          Agnes Med (MBIA Insd)............................    6.625    06/01/21     2,142,240
  1,250   Kings Cnty, CA Waste Mgmt Auth Solid Waste Rev...    7.200    10/01/14     1,356,763
  9,500   Los Angeles, CA Dept Wtr & Pwr Elec Plant Rev
          Crossover Rfdg (FGIC Insd) (c)...................    5.375    09/01/23     8,890,765
 12,500   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd)................................    5.125    12/01/23    11,170,875
  5,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)............................................    6.000    07/01/06     5,318,350
  1,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)............................................    5.600    06/01/07     1,037,800
  2,995   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)............................................    6.000    06/01/08     3,209,142
  5,700   Sacramento, CA City Fin Auth Rev Comb Proj B
          (MBIA Insd)......................................        *    11/01/15     1,968,324
 16,500   San Bernardino Cnty, CA Ctfs Partn Med Cent Fin
          Proj (MBIA Insd).................................    5.000    08/01/28    14,701,500
  3,250   San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
          Cent
          Ser A Rfdg.......................................    6.200    08/01/22     3,254,647
                                                                                  ------------
                                                                                    66,194,740
                                                                                  ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          COLORADO  5.3%
$ 5,640   Adams & Arapahoe Cntys, CO Jt Sch Dist Ser C
          (MBIA Insd)......................................    5.750%   12/01/08  $  5,879,700
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B.................................    6.950    08/31/20     1,068,280
  3,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B.................................    7.000    08/31/26     3,211,920
  9,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C.................................        *    08/31/26     1,106,280
  1,750   Denver, CO City & Cnty Arpt Rev Ser A............    6.900    11/15/98     1,811,250
  1,250   Denver, CO City & Cnty Arpt Rev Ser A............    8.875    11/15/12     1,470,988
  3,095   Denver, CO City & Cnty Arpt Rev Ser A............    8.500    11/15/23     3,500,414
  3,000   Denver, CO City & Cnty Arpt Rev Ser B (MBIA
          Insd)............................................    6.250    11/15/07     3,207,840
  6,000   Denver, CO City & Cnty Arpt Rev Ser C............    6.600    11/15/04     6,353,460
  2,000   Meridian Metro Dist CO Rfdg......................    7.500    12/01/11     2,187,380
                                                                                  ------------
                                                                                    29,797,512
                                                                                  ------------
          CONNECTICUT  0.5%
  2,500   Connecticut St Hlth & Edl Fac Auth Rev Nursing
          Home Pgm AHF/Hartford............................    7.125    11/01/14     2,787,650
                                                                                  ------------
          FLORIDA  4.9%
  1,985   Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC Insd).....    6.750    07/01/12     2,172,563
  3,500   Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Ser
          A Rfdg (FSA Insd)................................    6.500    08/15/12     3,755,255
  1,425   Florida Hsg Fin Agy Single Family Mtg Ser A Rfdg
          (GNMA Collateralized)............................    6.650    01/01/24     1,473,051
  3,000   Hillsborough Cnty, FL Cap Impt Pgm Rev Criminal
          Justice Fac Rfdg (FGIC Insd).....................    5.250    08/01/16     2,844,810
  3,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg...............    8.000    05/01/22     3,469,830
  2,945   Hillsborough Cnty, FL Sch Brd Ctfs Partn (MBIA
          Insd)............................................    6.000    07/01/12     3,046,455
  1,300   Jacksonville, FL Hlth Fac Auth Hosp Rev Baptist
          Med Cent Proj Ser A Rfdg (MBIA Insd).............    7.300    06/01/19     1,385,514
  4,000   Orlando, FL Util Comm Wtr & Elec Rev Ser A
          (Prerefunded @ 10/01/01).........................    6.500    10/01/20     4,346,760
  5,000   Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi-Cnty Pgm Ser A (GNMA Collateralized)...    6.700    02/01/28     5,180,300
                                                                                  ------------
                                                                                    27,674,538
                                                                                  ------------
          GEORGIA  2.6%
  3,000   Burke Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co
          Plant Vogtle Proj (MBIA Insd)....................    6.350    05/01/19     3,083,220
  4,000   Chatham Cnty, GA Hosp Auth Rev Mem Med Cent Ser A
          Rfdg & Impt (AMBAC Insd).........................    5.250    01/01/16     3,796,680
  5,000   Georgia Muni Elec Auth Pwr Rev Ser B Rfdg (FGIC
          Insd)............................................    5.700    01/01/19     5,039,950

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          GEORGIA (CONTINUED)
$ 2,700   Marietta, GA Dev Auth Rev First Mtg Life College
          Ser B (FSA Insd).................................    5.375%   09/01/09  $  2,691,360
                                                                                  ------------
                                                                                    14,611,210
                                                                                  ------------
          HAWAII  0.4%
  2,250   Hawaii St Arpt Sys Rev 3rd Ser Rfdg (AMBAC
          Insd)............................................    5.750    07/01/09     2,288,272
                                                                                  ------------
          ILLINOIS  3.5%
  3,500   Chicago, IL Cap Apprec (AMBAC Insd)..............        *    01/01/17     1,028,545
  1,000   Chicago, IL Park Dist............................    6.700    01/01/11     1,086,900
  1,560   Illinois Hlth Fac Auth Rev Carle Fndtn Ser A Rfdg
          (FGIC Insd)......................................    6.750    01/01/10     1,650,012
  3,180   Illinois Hlth Fac Auth Rev Children's Mem Hosp
          (MBIA Insd)......................................    6.250    08/15/13     3,374,139
  2,250   Illinois Hlth Fac Auth Rev Evangelical Hosp Ser A
          Rfdg (FSA Insd)..................................    6.750    04/15/17     2,522,745
  1,250   Illinois Hlth Fac Auth Rev Evangelical Hosp Ser C
          (FSA Insd).......................................    6.750    04/15/17     1,401,525
  2,070   Northern IL Univ Ctfs Partn Hoffman Estates Cent
          Proj (Cap Guar Insd).............................    5.400    09/01/16     1,982,439
  5,000   Regional Tran Auth IL Ser A (AMBAC Insd).........    8.000    06/01/17     6,410,800
                                                                                  ------------
                                                                                    19,457,105
                                                                                  ------------
          INDIANA  1.0%
 12,750   Indiana Tran Fin Auth Hwy Rev Cap Apprec Ser A
          (AMBAC Insd).....................................        *    06/01/17     3,896,400
  5,500   Indiana Tran Fin Auth Hwy Rev Cap Apprec Ser A
          (AMBAC Insd).....................................        *    06/01/18     1,584,440
                                                                                  ------------
                                                                                     5,480,840
                                                                                  ------------
          KENTUCKY  2.7%
  9,900   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................    7.500    02/01/12    10,640,718
  3,500   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
          Airls Proj Ser A.................................    7.500    02/01/20     3,761,870
    500   Mount Sterling, KY Lease Rev KY League Cities Ser
          B................................................    6.100    03/01/18       513,980
                                                                                  ------------
                                                                                    14,916,568
                                                                                  ------------
          LOUISIANA  1.1%
  6,000   Saint Charles Parish, LA Solid Waste Disp Rev LA
          Pwr & Lt Co Proj (FSA Insd)......................    7.050    04/01/22     6,437,040
                                                                                  ------------
          MAINE  0.9%
  3,000   Maine Edl Ln Mktg Corp Student Ln Rev Ser A4.....    5.950    11/01/03     3,089,460
  2,000   Maine St Hsg Auth Mtg Purp Ser C2................    6.875    11/15/23     2,082,140
                                                                                  ------------
                                                                                     5,171,600
                                                                                  ------------
          MARYLAND  1.4%
  7,400   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Rev Single Family Pgm 7th Ser....................    7.300    04/01/25     7,815,880
                                                                                  ------------
          MASSACHUSETTS  3.9%
  2,000   Massachusetts St Hlth & Edl Fac Auth Rev (AMBAC
          Insd)............................................    7.100    07/01/21     2,171,720
  1,000   Massachusetts St Hlth & Edl Fac Auth Rev Brigham
          & Women's Hosp Ser C.............................    7.125    06/01/09     1,064,000
  1,000   Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham.................................    6.750    12/01/20     1,040,740
  1,000   Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham.................................    6.900    12/01/29     1,049,710
  1,000   Massachusetts St Indl Fin Agy Wtr Treatment
          American Hingham.................................    6.950    12/01/35     1,038,160


                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$14,500   Massachusetts St Wtr Res Auth Ser A (Prerefunded
          @ 12/01/01)......................................    6.500%   12/01/19  $ 15,777,160
                                                                                  ------------
                                                                                    22,141,490
                                                                                  ------------
          MICHIGAN  2.4%
  1,250   Battle Creek, MI Downtown Dev Auth Tax Increment
          Rev..............................................    7.600    05/01/16     1,424,625
  5,000   Detroit, MI Downtown Dev Auth Tax Increment Rev
          Dev Area No 1 Proj Ser C1........................    6.250    07/01/25     5,094,050
  2,750   Detroit, MI Ser B Rfdg...........................    7.000    04/01/04     2,974,730
  4,000   Michigan St Bldg Auth Rev Ser I Rfdg (MBIA
          Insd)............................................    6.250    10/01/20     4,132,920
                                                                                  ------------
                                                                                    13,626,325
                                                                                  ------------
          MINNESOTA  0.2%
  1,400   Minnesota Agricultural & Econ Dev Brd Rev
          Hlthcare Sys Fairview Hosp Ser A (MBIA Insd).....    5.750    11/15/26     1,377,474
                                                                                  ------------
          MISSISSIPPI  0.3%
  1,500   Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res
          Inc Rfdg.........................................    7.300    05/01/25     1,572,120
                                                                                  ------------
          MISSOURI  0.4%
  2,395   Kansas City, MO Port Auth Fac Riverfront Park
          Proj Ser A.......................................    5.750    10/01/03     2,437,248
                                                                                  ------------
          NEVADA  1.6%
  5,750   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C
          Rfdg (AMBAC Insd)................................    7.200    10/01/22     6,340,812
  2,660   Nevada Hsg Div Single Family Pgm Mezz B..........    6.550    10/01/12     2,743,950
                                                                                  ------------
                                                                                     9,084,762
                                                                                  ------------
          NEW JERSEY  3.2%
  1,000   Bordentown, NJ Swr Auth Rev Ser C (MBIA Insd)
          (c)..............................................    6.800    12/01/25     1,079,410
  1,000   New Jersey Econ Dev Auth Econ Dev Rev Manahawkin
          Convalescent Ser A Rfdg (FHA Gtd)................    6.650    02/01/23     1,048,780
  2,500   New Jersey Econ Dev Auth Mkt Transition Fac Rev
          Sr Lien Ser A (MBIA Insd)........................    5.800    07/01/09     2,569,900
  1,695   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................    6.000    07/01/06     1,806,124
  2,500   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................    6.750    07/01/19     2,714,400
  2,250   New Jersey St Edl Fac Auth Rev Glassboro St
          College Ser A (MBIA Insd)........................    6.700    07/01/21     2,423,925
  6,750   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
          Pollutn Ctl Pub Svc Elec & Gas Ser A (MBIA
          Insd)............................................    5.450    02/01/32     6,223,635
                                                                                  ------------
                                                                                    17,866,174
                                                                                  ------------
          NEW YORK  15.4%
  3,000   Nassau Cnty, NY Genl Impt Ser V (AMBAC Insd).....    5.250    03/01/16     2,853,390
  3,000   New York City Muni Assist Corp Ser J (b).........    5.750    07/01/03     3,118,770
  2,070   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
          Ser A............................................    7.000    06/15/09     2,260,730
  2,105   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
          Ser A (Prerefunded @ 06/15/01)...................    7.000    06/15/09     2,297,313


                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 7,270   New York City Ser A Rfdg.........................    7.000%   08/01/04  $  7,877,990
  5,700   New York City Ser E Rfdg.........................    6.600    08/01/03     6,054,540
  5,000   New York City Ser G..............................    5.750    02/01/14     4,812,350
  9,000   New York City Ser I..............................    6.000    04/15/12     8,955,810
  2,000   New York St Dorm Auth Rev City Univ 3rd Genl Res
          Ser 2 (MBIA Insd)................................    6.250    07/01/19     2,072,720
  7,575   New York St Dorm Auth Rev Cons City Univ Sys Ser
          A................................................    5.625    07/01/16     7,341,311
  4,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A................................................    5.250    05/15/21     3,535,000
  2,500   New York St Dorm Auth Rev Dept of Hlth...........    5.500    07/01/25     2,313,325
  4,000   New York St Dorm Auth Rev St Univ Edl Fac Ser A
          Rfdg (AMBAC Insd)................................    5.500    05/15/09     4,100,880
  5,215   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg.............................................    7.375    05/15/14     5,658,536
  5,885   New York St Energy Resh & Dev Auth Fac Rev.......    7.125    12/01/29     6,507,868
  2,310   New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd).............    5.375    11/01/13     2,242,386
  3,130   New York St Urban Dev Corp Rev Correctional Fac
          Ser A Rfdg.......................................    5.500    01/01/16     2,927,082
  5,000   New York St Urban Dev Corp Rev St Fac Rfdg.......    5.700    04/01/20     4,865,750
  7,000   Port Auth NY & NJ Spl Oblig Spl Proj JFK Intl
          Arpt Terminal 6 (MBIA Insd) (b)..................    5.750    12/01/25     6,831,790
                                                                                  ------------
                                                                                    86,627,541
                                                                                  ------------
          NORTH CAROLINA  0.8%
  5,000   North Carolina Med Care Comm Duke Univ Hosp Ser
          C................................................    5.250    06/01/21     4,648,300
                                                                                  ------------
          OHIO  4.3%
  2,110   Cleveland Rock Glen Hsg Assistance Corp OH Mtg
          Rev Ser A Rfdg (FHA Gtd).........................    6.750    01/15/25     2,198,177
  2,000   Cuyahoga Cnty, OH Multi-Family Rev Hsg Dale Brdg
          Apt (GNMA Collateralized)........................    6.600    10/20/30     2,062,460
  3,345   Franklin Cnty, OH Hosp Rev & Impt Doctor's Hosp
          Proj Rfdg........................................    5.875    12/01/23     3,239,967
  5,515   Lucas Cnty, OH Hosp Rev Promedica Hlthcare Oblig
          (MBIA Insd)......................................    6.000    11/15/06     5,858,364
  3,610   Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent
          Ser C Rfdg & Impt................................    5.600    05/15/02     3,595,813
  5,130   Muskingum Cnty, OH Hosp Fac Rev Bethesda Care Sys
          Rfdg & Impt (Connie Lee Insd)....................    6.250    12/01/10     5,465,194
  2,000   Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev OH
          Edison Co Proj Rfdg..............................    5.950    05/15/29     1,914,100
                                                                                  ------------
                                                                                    24,334,075
                                                                                  ------------
          OKLAHOMA  1.9%
 10,000   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc..............................................    7.375    12/01/20    10,611,500
                                                                                  ------------
          OREGON  1.7%
  6,000   Oregon Hlth Sciences Univ Rev Ser B (MBIA
          Insd)............................................    5.250    07/01/28     5,620,380
  3,795   Oregon St Dept Admin Serv Ctfs Partn Ser A (MBIA
          Insd)............................................    5.250    11/01/10     3,735,570
                                                                                  ------------
                                                                                     9,355,950
                                                                                  ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          PENNSYLVANIA  3.9%
$ 1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          43...............................................    7.500%   10/01/25  $  1,078,470
  3,000   Pennsylvania St Higher Edl Fac Auth Rev Med
          College PA Ser A (Prerefunded @ 03/01/01)........    7.250    03/01/11     3,312,840
  9,450   Philadelphia, PA Gas Wks Rev 14th Ser (FSA
          Insd)............................................    6.250    07/01/08    10,054,328
  2,525   Philadelphia, PA Gas Wks Rev 14th Ser Rfdg (FSA
          Insd)............................................    6.375    07/01/26     2,647,437
    800   Philadelphia, PA Hosp & Higher Edl Fac Auth Rev
          Cmnty College Ser A (MBIA Insd)..................    6.100    05/01/09       844,472
  1,370   Philadelphia, PA Hosp & Higher Edl Fac Auth Rev
          Cmnty College Ser B Rfdg (MBIA Insd).............    6.500    05/01/08     1,522,056
  2,500   Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser
          A................................................    6.000    12/01/05     2,492,050
                                                                                  ------------
                                                                                    21,951,653
                                                                                  ------------
          RHODE ISLAND  0.2%
  1,050   Rhode Island St Hlth & Edl Bldg Corp Rev Higher
          Edl Fac Roger Williams (Prerefunded @ 11/15/04)
          (Connie Lee Insd)................................    7.200    11/15/14     1,212,047
                                                                                  ------------
          TENNESSEE  1.0%
  2,250   Tennessee Hsg Dev Agy Homeownership Proj T.......    7.375    07/01/23     2,344,995
  3,000   Tennessee Hsg Dev Agy Mtg Fin Ser A..............    7.125    07/01/26     3,150,240
                                                                                  ------------
                                                                                     5,495,235
                                                                                  ------------
          TEXAS  3.6%
  9,065   Alliance Arpt Auth Inc TX Spl Fac Rev American
          Airls Inc Proj...................................    7.500    12/01/29     9,671,448
  2,250   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Hermann Hosp Proj (MBIA Insd)....................    6.375    10/01/24     2,350,687
  5,000   Harris Cnty, TX Toll Rd Sr Lien Rfdg (FGIC
          Insd)............................................    5.000    08/15/16     4,579,500
  1,275   Matagorda Cnty, TX Navig Dist No 1 Rev Houston Lt
          & Pwr Ser A Rfdg (AMBAC Insd)....................    6.700    03/01/27     1,373,647
  2,250   Tomball, TX Hosp Auth Rev Rfdg...................    6.125    07/01/23     2,203,268
                                                                                  ------------
                                                                                    20,178,550
                                                                                  ------------
          UTAH  0.3%
  4,950   Intermountain Pwr Agy UT Pwr Supply Rev Ser A
          Rfdg (FGIC Insd).................................        *    07/01/17     1,520,096
                                                                                  ------------
          VIRGINIA  1.7%
  2,250   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev
          (Prerefunded @ 08/15/01) (FGIC Insd).............    6.600    08/15/23     2,449,125
  3,000   Isle Wight Cnty, VA Indl Dev Auth Solid Waste
          Disp Fac Rev Union Camp Corp Proj................    6.550    04/01/24     3,162,900
  2,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)...........    6.900    03/01/19     2,200,200
  1,500   Virginia St Hsg Dev Auth Multi-Family Ser E
          Rfdg.............................................    5.900    11/01/17     1,506,960
                                                                                  ------------
                                                                                     9,319,185
                                                                                  ------------


                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          WASHINGTON  4.0%
$ 5,000   King Cnty, WA Ser B..............................    5.900%   12/01/14  $  5,059,550
  2,500   King Cnty, WA Ser B..............................    6.625    12/01/15     2,704,375
  4,000   Washington St Pub Pwr Supply Ser A Rfdg (FGIC
          Insd)............................................    7.000    07/01/08     4,527,560
 10,000   Washington St Pub Pwr Supply Sys Nuclear Proj No
          1 Rev (AMBAC Insd)...............................    5.700    07/01/09    10,149,400
                                                                                  ------------
                                                                                    22,440,885
                                                                                  ------------
          WEST VIRGINIA  2.5%
  5,920   Harrison Cnty, WV Cnty Cmnty Solid Waste Disp Rev
          West PA Pwr Co Ser C (AMBAC Insd)................    6.750    08/01/24     6,420,240
  4,000   Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co Proj
          Ser C Rfdg (MBIA Insd)...........................    6.850    06/01/22     4,320,360
  3,000   West Virginia St Wtr Dev Auth Wtr Dev Rev Ln Prog
          II Ser A (Prerefunded @ 11/01/04) (FSA Insd).....    6.750    11/01/33     3,377,580
                                                                                  ------------
                                                                                    14,118,180
                                                                                  ------------
          WISCONSIN  1.9%
  3,500   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser A............................................    6.450    03/01/17     3,608,850
  5,000   Wisconsin St Hlth & Edl Fac Auth Rev Children's
          Hosp (Embedded Cap) (FGIC Insd)..................    5.000    08/15/10     4,783,550
  2,360   Wisconsin St Hlth & Edl Fac Waukesha Mem Hosp Ser
          A (AMBAC Insd)...................................    5.000    08/15/09     2,259,440
                                                                                  ------------
                                                                                    10,651,840
                                                                                  ------------
          PUERTO RICO  3.2%
  7,000   Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
          Cap) (FSA Insd)..................................    5.730    07/01/21     7,533,820
 10,000   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
          Rfdg Ser M (MBIA Insd)...........................    5.600    07/01/08    10,427,100
                                                                                  ------------
                                                                                    17,960,920
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  98.2%
  (Cost $530,540,550) (a).......................................................   551,830,534
SHORT-TERM INVESTMENTS  0.4%
  (Cost $2,000,000) (a).........................................................     2,000,000
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%.....................................     7,799,237
                                                                                  ------------
NET ASSETS  100.0%..............................................................  $561,629,771
                                                                                  ============

*Zero coupon bond

(a) At April 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $532,540,550; the aggregate gross unrealized appreciation is $22,413,305 and the aggregate gross unrealized depreciation is $1,075,948, resulting in net unrealized appreciation including options and futures transactions of $21,337,357.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $530,540,550)
  (Note 1)..................................................  $551,830,534
Short-Term Investments (Cost $2,000,000) (Note 1)...........     2,000,000
Receivables:
  Interest..................................................    10,086,177
  Securities Sold...........................................     9,098,874
Unamortized Organizational Costs (Note 1)...................         7,201
Other.......................................................         7,983
                                                              ------------
      Total Assets..........................................   573,030,769
                                                              ------------
LIABILITIES:
Payables:
  Securities Purchased......................................    10,030,384
  Investment Advisory Fee (Note 2)..........................       298,518
  Income Distributions--Common and Preferred Shares.........       279,992
  Custodian Bank............................................       244,273
  Variation Margin on Futures (Note 4)......................       122,438
  Administrative Fee (Note 2)...............................        91,852
  Affiliates (Note 2).......................................        11,776
Accrued Expenses............................................       253,718
Deferred Compensation and Retirement Plans (Note 2).........        59,703
Options at Market Value (Net premiums received of $70,877)
  (Note 4)..................................................         8,344
                                                              ------------
      Total Liabilities.....................................    11,400,998
                                                              ------------
NET ASSETS..................................................  $561,629,771
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 4,500 issued with liquidation preference of
  $50,000 per share) (Note 5)...............................  $225,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 23,555,115 shares issued and
  outstanding)..............................................       235,551
Paid in Surplus.............................................   348,118,080
Net Unrealized Appreciation on Securities...................    21,337,357
Accumulated Undistributed Net Investment Income.............     2,005,932
Accumulated Net Realized Loss on Securities.................   (35,067,149)
                                                              ------------
      Net Assets Applicable to Common Shares................   336,629,771
                                                              ------------
NET ASSETS..................................................  $561,629,771
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($336,629,771 divided
  by 23,555,115 shares outstanding).........................  $      14.29
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $16,679,204
                                                              -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................    1,826,347
Administrative Fee (Note 2).................................      561,954
Preferred Share Maintenance (Note 5)........................      300,260
Custody.....................................................       27,890
Trustees Fees and Expenses (Note 2).........................       18,333
Legal (Note 2)..............................................       13,155
Amortization of Organizational Costs (Note 1)...............        3,966
Other.......................................................      151,515
                                                              -----------
    Total Expenses..........................................    2,903,420
                                                              -----------
NET INVESTMENT INCOME.......................................  $13,775,784
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................  $   766,806
  Options...................................................     (577,108)
  Futures...................................................     (987,384)
                                                              -----------
Net Realized Loss on Securities.............................     (797,686)
                                                              -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................   25,714,797
                                                              -----------
  End of the Period:
    Investments.............................................   21,289,984
    Options.................................................       62,533
    Futures.................................................      (15,160)
                                                              -----------
                                                               21,337,357
                                                              -----------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (4,377,440)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(5,175,126)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 8,600,658
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Six Months Ended April 30, 1997 and the
                    Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1997    October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 13,775,784      $ 27,521,890
Net Realized Gain/Loss on Securities....................       (797,686)           533,057
Net Unrealized Appreciation/Depreciation on Securities
  During the Period.....................................     (4,377,440)         2,544,494
                                                           ------------       ------------
Change in Net Assets from Operations....................      8,600,658         30,599,441
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (9,539,618)       (19,526,930)
  Preferred Shares......................................     (3,894,704)        (8,000,204)
                                                           ------------       ------------
Total Distributions.....................................    (13,434,322)       (27,527,134)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     (4,833,664)         3,072,307
NET ASSETS:
Beginning of the Period.................................    566,463,435        563,391,128
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $2,005,932 and $1,664,470,
  respectively).........................................   $561,629,771       $566,463,435
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               March 26, 1993
                              Six Months                                       (Commencement
                                Ended           Year Ended October 31,         of Investment
                              April 30,    --------------------------------    Operations) to
                                 1997        1996       1995        1994      October 31, 1993
----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period
  (a)........................    $14.496    $14.366    $12.901      $16.427       $14.789
                                 -------    -------    -------      -------       -------
  Net Investment Income......       .584      1.168      1.183        1.177          .639
  Net Realized and Unrealized
    Gain/Loss on
    Securities...............      (.219)      .131      1.571       (3.340)        1.487
                                  ------     ------     ------       ------        ------
Total from Investment
  Operations.................       .365      1.299      2.754       (2.163)        2.126
                                  ------     ------     ------       ------        ------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders...........       .405       .829       .912         .912          .380
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders...........       .165       .340       .377         .238          .108
  Distributions from Net
    Realized Gain on
    Investments (Note 1):
    Paid to Common
      Shareholders...........        -0-        -0-        -0-         .177           -0-
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders...........        -0-        -0-        -0-         .036           -0-
                                  ------     ------     ------       ------        ------
Total Distributions..........       .570      1.169      1.289        1.363          .488
                                  ------     ------     ------       ------        ------
Net Asset Value, End of the
  Period.....................    $14.291    $14.496    $14.366      $12.901       $16.427
                                 =======    =======    =======      =======       =======
Market Price Per Share at
  End of the Period..........    $12.625    $12.375    $12.750      $10.750       $15.250
Total Investment Return at
  Market Price (b)...........      5.35%*     3.70%     27.67%      (23.52%)        4.25%*
Total Return at Net Asset
  Value (c)..................      1.33%*     6.87%     19.04%      (15.48%)       12.14%*
Net Assets at End of the
  Period
  (In millions)..............    $ 561.6    $ 566.5    $ 563.4      $ 528.9       $ 611.9
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares..............      1.71%      1.77%      1.80%        1.70%         1.46%
Ratio of Expenses to Average
  Net Assets.................      1.03%      1.06%      1.06%        1.03%         1.00%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to Common
  Shares (d).................      5.83%      5.78%      5.90%        6.39%         5.59%
Portfolio Turnover...........        17%*       42%        50%          79%           66%*

(a) Net Asset Value at March 26, 1993, is adjusted for common and preferred share offering costs of $.211 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

straight line basis over the 60 month period ending March 25, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carry forward for tax purposes of $35,214,824 which will expire between October 31, 2002 and October 31, 2004.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $49,800 representing VKAC's cost of providing accounting and legal services to the Trust.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $93,978,207 and $95,027,899, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended April 30, 1997, were as follows:

                                                   CONTRACTS      PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1996...................       153    $(288,110)
Options Written and Purchased (Net)...............     1,552     (212,136)
Options Terminated in Closing Transactions
  (Net)...........................................    (1,527)     571,123
                                                     -------    ---------
Outstanding at April 30, 1997.....................       178    $  70,877
                                                     =======    =========

    The related futures contracts of the outstanding option transactions as of April 30, 1997, and the description and market value is as follows:

                                                                      MARKET
                                                   EXP. MONTH/        VALUE
                                     CONTRACTS    EXERCISE PRICE    OF OPTIONS
------------------------------------------------------------------------------
Municipal Bond Index Futures
  June 1997--Written Puts (Current
  Notional Value of $114,375 per
  contract).........................       178          June/108       $(8,344)
                                           ===                         =======

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract. The fluctuation in market value of the contracts is settled daily through a cash margin account.

    Transactions in futures contracts for the six months ended April 30, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1996.............................       130
Futures Opened..............................................       452
Futures Closed..............................................      (295)
                                                                  ----
Outstanding at April 30, 1997...............................       287
                                                                  ====

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding as of April 30, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                                            APPRECIATION/
                                               CONTRACTS    DEPRECIATION
-------------------------------------------------------------------------
Ten-year U.S. Treasury Bond Futures
  June 1997--Sells to Open (Current Notional
  Value $106,969 per contract)...............     50        $(61,341)
Municipal Bond Index Futures
  June 1997--Sells to Open (Current Notional
  Value $114,375 per contract)...............    237           46,181
                                                 ---        ---------
                                                 287        $(15,160)
                                                 ===        =========

C. EMBEDDED CAPS--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES
The Trust has outstanding 4,500 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 1,000 shares and Series E contains 500 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A and E is seven days, and for Series B, C and D is 28 days. The average rate in effect on April 30, 1997 was 3.803%. During the six months ended April 30, 1997, the rates ranged from 3.14% to 4.00%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

            VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.